BIOLOGICAL ASSETS	12 Months Ended
Dec. 31, 2000
Disclosure Of Biological Assets [Abstract]
Disclosure of biological assets, agriculture produce at point of harvest and government grants related to biological assets [text block]

NOTE 20.  BIOLOGICAL ASSETS

Biological assets comprise forestry plantations, mainly radiata and taeda pine, and to a lesser extent eucalyptus. The plantations are located in Chile, Argentina, Brazil and Uruguay, with a total surface of 1.7 million hectares as of December 31, 2017 out of which 1 million hectares are used for forestry planting, 431 thousand hectares are native forest, 195 thousand hectares are used for other purposes and 99 thousand hectares not yet planted.

For the year ended December 31, 2017, the production volume of logs totaled 20.7 million m3 (18.7 million m3 as of December 31, 2016).

Measurements of fair value of Arauco’s biological assets are classified as Level 3, due to the fact that inputs are not observable. However, this information reflects the assumptions that market participants would use in pricing the asset, including assumptions about risk.

These unobservable inputs were developed using the best information available and includes internal data from Arauco. These unobservable inputs can be adjusted if the available information indicates that other market participants would use different information or there is something specific in Arauco that is not available to other market participants.

The main considerations in determining the fair value of biological assets include the following:

- Arauco uses discounted expected future cash flows of its forest plantations, which are based on a harvest projection date for all existing plantations.

- Current forestry plantations are projected based on a net volume that will not decrease, with a minimum growth equivalent to the current supply demand.

- Future plantations are not considered.

- The harvest of forestry plantations supplies raw materials for all other products that Arauco produces and trades. By directly controlling the development of forests that will be processed, Arauco ensures high quality timber for each of its products.

- Expected cash flows are determined in terms of harvest and expected sale of forestry products, associated with the demand from the Company’s own industrial centers and sales to third parties at market prices. Sales margin of the different products that are harvested in the forest is also considered in the valuation. The changes in the value of the plantations pursuant to the criteria defined above are accounted for in the results for the fiscal year, as established in IAS 41. These changes are presented in the Consolidated Statements of Profit or Loss under the line item Other income per function, which as of December 31, 2017 amounted to ThU.S.$83,031 (ThU.S.$ 208,562 as of December 31, 2016). The appraisal of biological assets resulted in a greater cost of the lumber sold in comparison to the real incurred cost, which is presented included in the cost of sales which as of December 31, 2017 amounted to ThU.S.$213,234 (ThU.S.$204,971 as of December 31, 2016).

- Forestry plantations are harvested according to the needs of Arauco’s production plants.

- The discount rates used are 7.5% in Chile (8% at 2016), 8% Brazil and Uruguay, and 12% in Argentina.

- It is expected that prices of harvested timber are constant in real terms based on market prices.

- Cost expectations with respect to the lifetime of the forests are constant based on estimated costs included in the projections made by Arauco.

- The average crop age by species and country is:

	Chile	Argentina	Brazil	Uruguay
Pine	24	15	15	-
Eucalyptus	12	10	7	10

The following table sets forth changes in fair value of biological assets considering variations in significant assumptions considered in calculating the fair value of the assets:

		ThU.S.$
Discount rate	0,5	(98,304)
	-0,5	103,444
Margins (%)	10	370,058
	-10	(370,058)

The adjustment to fair value of biological assets is recorded in the Consolidated Statements of Profit or Loss, under the line item Other Income or Other Expenses, depending on whether it corresponds to profits or losses.

Forestry plantations classified as current Biological assets are those to be harvested and sold within twelve months after the reporting period.

The Company has contracted fire insurance policies for its forestry plantatios, which in conjunction with the Company’s resources, allow risks to be minimized.

Detail of Biological Assets Pledged as Security

As of December 31, 2017, there are no forestry plantations pledged as security.

Detail of Biological Assets with Restricted Ownership

As of the date of these consolidated financial statements, there are no biological assets with restricted ownership.

No significant government grants have been received.

Current and Non-Current Biological Assets

As of the date of these consolidated financial statements, the Current and Non-current biological assets are as follows:

	12-31-2017	12-31-2016
	ThU.S.$	ThU.S.$
Current	307,796	306,117
Non-current	3,459,146	3,592,874
Total	3,766,942	3,898,991

Reconciliation of carrying amount of biological assets

12-31-2017
Movement	ThU.S.$
Opening Balance	3,898,991
Changes in Biological Assets
Additions through acquisition and costs of new plantations	182,322
Increase due to non-cash capital distribution from Vale do Corisco S.A. (see Note 15)	127,927
Sales	(5,289)
Harvest	(341,108)
Gain (losses) arising from changes in fair value less costs to sale	83,031
Increases (decreases) in Foreign Currency Translation	(5,792)
Loss of forest due to fires	(173,139)
Other Increases (decreases)	(1)
Total Changes	(132,049)
Closing Balance	3,766,942

12-31-2016
Movement	ThU.S.$
Opening Balance	3,826,597
Changes in Biological Assets
Additions through acquisition and costs of new plantations	137,439
Sales	(1,351)
Harvest	(326,494)
Gain (losses) arising from changes in fair value less costs to sale	208,562
Increases (decreases) in Foreign Currency Translation	69,068
Loss of forest due to fires	(15,193)
Other Increases (decreases)	363
Total Changes	72,394
Closing Balance	3,898,991
(*) On May 2017, Arauco’s associate Vale do Corisco S.A. performed a return of capital to its shareholders. This operation did not generate effects in the Consolidated Statements of Profit or Loss nor modified Arauco’s shareholding in Florestal Vale do Corisco S.A.

In January 2017, Arauco was affected by fires that consumed 72,564 hectares of forest plantations, recorded in the balance sheet in MU.S.$ 210, representing 5.6% of the value of Arauco’s forestry plantations.

The affected plantations have been managed by the company in order to minimize the damage caused by the fires. This management has allowed for the recovery of 17.6% of the afore mentioned amount of MU.S.$210. Additionally, the forest plantations affected by the fires were insured, with their corresponding deductibles and limitations. As a consequence of the above, the sum recovered from the insurance company amounted to MU.S$ 35..

As of the date of these consolidated financial statements, there are no committed disbursements related to the acquisition of biological assets..